COMMITMENTS AND CONTINGENCIES - Estimate of Maximum Amounts Payable Under Tax Receivable Agreement (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
2022	$ 0
2023	44,059
2024	47,486
2025	56,735
2026	47,642
Thereafter	595,661
Total Payments	791,583
Less adjustment to fair value for contingent consideration	(120,907)
Tax receivable agreement liability	$ 670,676	$ 0